UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 9, 2014

COMM 2014-LC17 Mortgage Trust
(Exact name of issuing entity)

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

Ladder Capital Finance LLC
German American Capital Corporation
Cantor Commercial Real Estate Lending, L.P.
Natixis Real Estate Capital LLC
Silverpeak Real Estate Finance LLC
(Exact names of sponsors as specified in their charters)

Delaware	333-193376-11	04-3310019
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

60 Wall Street	New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:	(212) 250-2500

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 29, 2014, a series of mortgage pass-through certificates, entitled COMM 2014-LC17 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”), was issued by COMM 2014-LC17 Mortgage Trust, a New York common law trust (the “Issuing Entity”), pursuant to the Pooling and Servicing Agreement, dated as of September 1, 2014 (the “Pooling and Servicing Agreement”), between Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.

The Mortgage Loan identified as “Myrtle Beach Marriott Resort & Spa” on Exhibit B to the Pooling and Servicing Agreement (the “Myrtle Beach Marriott Resort & Spa Mortgage Loan”), which is an asset of the Issuing Entity, is part of a pari passu loan combination (the “Myrtle Beach Marriott Resort & Spa Loan Combination”) that includes the Myrtle Beach Marriott Resort & Spa Mortgage Loan and two other pari passu loans, which are not assets of the Issuing Entity (each, a “Myrtle Beach Marriott Resort & Spa Pari Passu Companion Loan”).  The Pooling and Servicing Agreement provides that the Myrtle Beach Marriott Resort & Spa Loan Combination is to be serviced and administered (i) until the securitization of the Myrtle Beach Marriott Resort & Spa Pari Passu Companion Loan designated as Note A-1 (the “Myrtle Beach Marriott Resort & Spa Note A-1 Pari Passu Companion Loan”), under the Pooling and Servicing Agreement and (ii) from and after the securitization of the Myrtle Beach Marriott Resort & Spa Note A-1 Pari Passu Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.  Subsequent to the COMM 2014-LC17 securitization transaction, the Myrtle Beach Marriott Resort & Spa Note A-1 Pari Passu Companion Loan was split into Note A1-1 (the “Myrtle Beach Marriott Resort & Spa Note A1-1”) and Note A1-2 (the “Myrtle Beach Marriott Resort & Spa Note A1-2”).  The Myrtle Beach Marriott Resort & Spa Note A1-2 was included in the COMM 2014-CCRE20 securitization transaction.

On December 9, 2014, the Myrtle Beach Marriott Resort & Spa Note A1-1 was securitized pursuant to the COMM 2014-UBS6 Mortgage Trust securitization transaction.  As of such date, the Myrtle Beach Marriott Resort & Spa Loan Combination, including the Myrtle Beach Marriott Resort & Spa Mortgage Loan, is being serviced and administered under the Pooling and Servicing Agreement, dated as of December 1, 2014 (the “COMM 2014-UBS6 Pooling and Servicing Agreement”), between the Registrant, as depositor, KeyBank National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Pentalpha Surveillance LLC, as operating advisor, relating to the COMM 2014-UBS6 Mortgage Trust securitization transaction.  The COMM 2014-UBS6 Pooling and Servicing Agreement is attached hereto as Exhibit 99.1.

As disclosed in the Prospectus Supplement filed by the Issuing Entity pursuant to Rule 424(b)(5) with respect to the Certificates on December 8, 2014 (the “Prospectus Supplement”), the terms and conditions of the COMM 2014-UBS6 Pooling and Servicing Agreement applicable to the servicing of the Myrtle Beach Marriott Resort & Spa Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement, as described under “The Pooling and Servicing Agreement” in the Prospectus Supplement, applicable to the servicing of the other Mortgage Loans; however, the special servicing arrangements under such agreements differ in certain respects.  For example, the special servicing fee rate payable with respect to the Myrtle Beach Marriott Resort & Spa Mortgage Loan to Midland Loan Services, a Division of PNC Bank, National Association under the COMM 2014-UBS6 Pooling and Servicing Agreement will be 0.25% per annum and Midland Loan Services, a Division of PNC Bank, National Association will not be entitled to a minimum monthly special servicing fee in respect of specially serviced mortgage loans.

Item 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits:

99.1
Pooling and Servicing Agreement, dated as of December 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Pentalpha Surveillance LLC, as operating advisor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation By: /s/ Helaine Kaplan Name: Helaine Kaplan Title: President By: /s/ Matt Smith Name: Matt Smith Title: Vice President

Date:  January 6, 2015

EXHIBIT INDEX

Exhibit Number	Description

99.1
Pooling and Servicing Agreement, dated as of December 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Pentalpha Surveillance LLC, as operating advisor.